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                                                                    Exhibit 23




                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS




     As independent public accountants, we hereby consent to the incorporation of our report dated June 7, 1996, incorporated by reference in this Form 10-K, into the Company's previously filed S-8 Registration Statement File No. 33-04049.


                                              /s/ Arthur Andersen LLP
                                              -------------------------
                                              ARTHUR ANDERSEN LLP



Chicago, Illinois
July 26, 1996